                                                Exhibit 10(n)













             NEW ENGLAND ELECTRIC SYSTEM COMPANIES


                   RETIREMENT SUPPLEMENT PLAN














                                      Executed November 1, 1979
                                       Amended October 12, 1982
                                              November 23, 1982
                                                  June 21, 1984
                                                   May 27, 1986
                                                  April 1, 1991
                                              September 1, 1993
                                              January 1, 1995
                                             December 1, 1995
                                                 June 1, 1996

                       TABLE OF CONTENTS
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                                                          Page
                                                          ----


  Definitions. . . . . . . . . . . . . . . . . . . . . . . . .1
   1.      Actuarial Value . . . . . . . . . . . . . . . . . .1
   2.      Adjusted Benefit. . . . . . . . . . . . . . . . . .1
   3.      Adjustment. . . . . . . . . . . . . . . . . . . . .2
   4.      Adjustment Factor . . . . . . . . . . . . . . . . .2
   5.      Basic Benefit . . . . . . . . . . . . . . . . . . .2
   6.      Beneficial Owner. . . . . . . . . . . . . . . . . .2
   7.      Board . . . . . . . . . . . . . . . . . . . . . . .3
   8.      Change in Control . . . . . . . . . . . . . . . . .3
   9.      Committee . . . . . . . . . . . . . . . . . . . . .4
   10.     Company . . . . . . . . . . . . . . . . . . . . . .4
   11.     Initial Adjusted Benefit. . . . . . . . . . . . . .4
   12.     A Major Transaction . . . . . . . . . . . . . . . .5
   13.     New England Electric System . . . . . . . . . . . .6
   14.     Participant . . . . . . . . . . . . . . . . . . . .7
   15.     Person. . . . . . . . . . . . . . . . . . . . . . .7
   16.     Plan. . . . . . . . . . . . . . . . . . . . . . . .8
   17.     Qualified Plan. . . . . . . . . . . . . . . . . . .8
   18.     Qualified Plan Benefit. . . . . . . . . . . . . . .8
   19.     Retirement. . . . . . . . . . . . . . . . . . . . .8
   20.     Retirement Income . . . . . . . . . . . . . . . . .8
   21.     Spouse. . . . . . . . . . . . . . . . . . . . . . .8
   22.     Supplemental Plan . . . . . . . . . . . . . . . . .9
   23.     Supplemental Plan Benefit . . . . . . . . . . . . .9
   24.     Year of Service . . . . . . . . . . . . . . . . . .9

  Plan Benefits. . . . . . . . . . . . . . . . . . . . . . . .9
   1.      Retirement Benefit. . . . . . . . . . . . . . . . .9
   2.      Form of Payment . . . . . . . . . . . . . . . . . 10
   3.      Spouse's Death Benefit. . . . . . . . . . . . . . 10

  Timing of Payments . . . . . . . . . . . . . . . . . . . . 10

  Lump Sum Payments. . . . . . . . . . . . . . . . . . . . . 11

  Administration and Claims. . . . . . . . . . . . . . . . . 12

  Government Regulations . . . . . . . . . . . . . . . . . . 12

  Nonassignment. . . . . . . . . . . . . . . . . . . . . . . 13

  Provisions of Benefits . . . . . . . . . . . . . . . . . . 13

  Vesting. . . . . . . . . . . . . . . . . . . . . . . . . . 13

  Amendment or Discontinuance. . . . . . . . . . . . . . . . 14

  Effective Date . . . . . . . . . . . . . . . . . . . . . . 14

  Signature. . . . . . . . . . . . . . . . . . . . . . . . . 14

             NEW ENGLAND ELECTRIC SYSTEM COMPANIES
           -------------------------------------

                   Retirement Supplement Plan
                  -------------------------

  Definitions
  -----------
   When used in the Plan, the following words will have the meaning given below:

   1. Actuarial Value will be established using the most recent assumptions established by the Benefits
            Committee for the Qualified Plan.

   2. Adjusted Benefit means the product of (a) and (b) below:
          (a)     the Adjusted Benefit or the Initial
                    Adjusted Benefit, as is applicable, for the prior year and
          (b)     the Adjustment Factor.
          The Adjusted Benefit will be determined as soon as necessary data is available after the beginning of each year.
          Each year, at the time of the first payment of the Adjusted Benefit, an appropriate retroactive payment will be made to adjust amounts due between January of the current year and the time of the adjustment.

   3. Adjustment means, for the then current year, (a) less (b) below:
          (a)     Moody's AAA Corporate Bond rate for the
                    prior year
          (b)     200 basis points.
          In no event, however, may the Adjustment exceed the percentage increase, if any, in the Consumer Price Index for the prior year, and in no event may the Adjustment be less than zero.

   4.     Adjustment Factor means (a) plus (b) below:
          (a)     1.000, and
          (b)     the Adjustment expressed in decimal form.

   5. Basic Benefit means, for retirements on or after April 1, 1991, an annual retirement benefit equal to that calculated under the Supplemental Plan without regard to any domestic relations order that would otherwise affect the amount of said benefit.

   6. Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Securities Exchange Act of
            1934.

   7.     Board means the Board of Directors of New England
            Electric System.

   8. Change in Control occurs when the conditions set forth in either of the following paragraphs shall have been satisfied:
          (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of New England Electric System (not including in the securities beneficially owned by such Person any securities acquired directly from New England Electric System or its affiliates) representing 20% or more of the combined voting power of New England Electric System's then outstanding securities; or
          (b) during any period of not more than two consecutive years after January 1, 1995, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with New England Electric System to effect a transaction described in clause
                    (a) of this paragraph) whose election by the Board or nomination for election by New

                  England Electric System's shareholders was
                    approved or recommended by a vote of at
                    least two-thirds of the directors then
                    still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended, cease for any reason to constitute a majority of the Board.

   9. Committee means the Compensation Committee of the Board of Directors of the New England Electric
            System.

   10.    Company means the subsidiary of New England
            Electric System by which the Participant was employed on the day immediately preceding the date he has a termination of employment.

   11. Initial Adjusted Benefit means the product of (a) and (b) below:
          (a)     The Basic Benefit;
          (b)     the Adjustment Factor.

   12. A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been
            satisfied:
          (a) the shareholders of New England Electric System approve a merger or consolidation with any corporation or business trust, other than (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the Board constituting at least two-thirds of the board of directors of New England Electric System or the surviving or succeeding entity immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization (or similar trasaction) in which no Person acquires more than 20% of the combined voting power of New England Electric System's then outstanding securities;
          (b) the shareholders of New England Electric System approve a plan of complete liquidation thereof; or
          (c) the shareholder of New England Electric System approve an agreement for the sale or disposition of all or substantially all of New England Electric System's assets, other than a sale or disposition which would
                    result in the individuals who prior to such sale or disposition constitute the Board constituting at least two-thirds of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

   13. New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

   14. Participant means any of those officers of the New England Electric System who (a) participated in this Plan as of February 1, 1991, or (b) are designated as participants in this Plan by the Committee.

   15. Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) New England Electric System or any subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of New England Electric System or any subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or
            (iv) a corporation owned, directly or indirectly, by the shareholders of New England Electric System in substantially the same proportions as their ownership of shares of New England Electric System.

   16.    Plan means the Retirement Supplement Plan.

   17.    Qualified Plan means the New England Electric
            System Companies' Final Average Pay Pension Plan
            I.

   18. Qualified Plan Benefit means the annual benefit payable at Retirement on a straight life annuity basis under the terms of the Qualified Plan without regard to any qualified domestic relations order that would otherwise affect the amount of said benefit.

   19. Retirement means the date on which retirement benefits under the Qualified Plan commence.

   20. Retirement Income means the monthly benefit for which a Participant is eligible under this Plan.

   21. Spouse shall have the meaning provided in the Qualified Plan.

   22.    Supplemental Plan means New England Electric
            System Companies' Executive Supplemental
            Retirement Plan.

   23. Supplemental Plan Benefit means the annual benefit payable at Retirement on a straight life annuity basis under the terms of the Supplemental Plan without regard to any domestic relations order that would otherwise affect the amount of said benefit.

   24. Year of Service shall have the meaning provided in the Qualified Plan.

Plan Benefits
  -------------
   1.     Retirement Benefit
          ------------------
          A Participant shall be entitled to receive under this Plan an annual retirement benefit equal to
            (a) less (b) below:
          (a)     the Adjusted Benefit for the given year;
          (b) the sum of the Qualified Plan Benefit and the Supplemental Plan Benefit.

   2.     Form of Payment
          ---------------
          Retirement Income shall be payable in the same form as that elected under the provisions of the Qualified Plan; provided, however, to the extent that the form of benefit was dictated by the terms of a qualified domestic relations order, the form may be that which would have applied (or any form that could have been elected) in the absence of said order. The annual Retirement Income payment from this Plan shall be adjusted by the actuarial equivalent factor used to reduce retirement
          benefits under the Qualified Plan, other than
            reductions for retirement before age 65.

   3.     Spouse's Death Benefit
          ----------------------
          If a Participant has not had a termination of employment, a Spouse's death benefit shall be payable under this Plan on the same terms as provided in the Supplemental Plan.

  Timing of Payments
  ------------------
   A Participant shall be eligible for benefits under this Plan when and if he or she is eligible for benefits under the Qualified Plan. Benefits shall commence on the first anniversary of the date on which the Participant first receives benefits under the Qualified Plan.

  Lump Sum Payments
  -----------------
   Any provision of this Plan to the contrary notwithstanding, if (i) any company shall fail to make any payment to any Participant when due under this Plan or
     (ii) any company or employer shall fail to make any payment to any participant due under either of the New England Electric Companies Deferred Compensation Plan or the Supplemental Plan, the full amount of the current Actuarial Value of the Participant's benefits under this

   Plan shall be payable immediately to each Participant as a lump-sum; provided, however, if any employer or company shall, in good faith, contest a claim by a participant under this Plan or any of the other above-listed plans, the failure to make the contested payment or payments shall not, for the purpose of this paragraph, be a failure to make a payment.

   At any time following a Change in Control or a Major
     Transaction, any Participant who has had a Termination of Employment, whether before or after the Change in Control or Major Transaction, may elect to receive, in lieu of any future benefits hereunder, a lump sum payment equal to the Actuarial Value of the maximum value of said future benefits, less 10%.

   If the Company does not make the aforesaid lump sum payments, the New England Electric System will make the payment for the account of the Company.

  Administration and Claims
  -------------------------
   The Committee shall have for this Plan the same duties, including, but not limited to, the procedures for denied claims, as the Benefits Committee and the Benefits Appeal
     Committee have for the Qualified Plan.

  Government Regulations
  ----------------------
   It is intended that this Plan will comply with all applicable laws and governmental regulations, and the Company shall not be obligated to perform an obligation hereunder in any case where, in the opinion of the Company's counsel, such performance would result in violation of any law or regulation.

  Nonassignment
  -------------
   To the fullest extent permitted by law, no benefit under the Plan, nor any other interest hereunder of any Participant or contingent annuitant, may be assigned or alienated.

  Provisions of Benefits
  ----------------------
   This Plan will be unfunded. Benefits will be paid from the operating revenues of the Company. A Participant's rights to benefits under this Plan shall be those of an unsecured, general creditor of the Company.

  Vesting
  -------
   A Participant's accrued benefits shall be 100% vested after 60 months of participation in this Plan.

   If a Participant should become totally and permanently disabled or die, prior to the completion of 60 months of participation in the Plan, the Participant or the Participant's Spouse shall be entitled to receive a prorated benefit derived by multiplying the full benefit, otherwise payable but for the passage of time under the Plan, by the quotient obtained by dividing the months of participation by sixty.

  Amendment or Discontinuance
  ---------------------------
   The Committee may amend or discontinue the Plan at any time; provided, no modification shall reduce a benefit which a Participant was eligible to receive under the Plan at the time of such amendment or discontinuance; and provided further, no amendment or discontinuance in any manner adverse to a Participant with respect to benefit formula or optional form of payment may be made for three years following a Change in Control or a Major Transaction.

  Effective Date
  --------------
   This Amendment shall be effective June 1, 1996.


  Dated:  February 24, 1997

                       s/George M. Sage

                       __________________________________
                        Chairman of the Compensation Committee
                        Pursuant to Vote of the Compensation
                          Committee of May 20, 1996